Exhibit 99.1

For Information Contact:

Investor Relations

Varian, Inc.

650.213.8000, Ext. 3752

ir@varianinc.com

VARIAN, INC. REPORTS THIRD QUARTER 2007 RESULTS

•	Sales Up 8%

•	Non-GAAP Operating Earnings Up 15%, GAAP Operating Earnings Up 9%

•	Non-GAAP Diluted EPS Up 7%, GAAP Diluted EPS Up 2%

•	Increases Fiscal Year 2007 Guidance

PALO ALTO, Calif. — Varian, Inc. (NasdaqGS: VARI) today reported that revenues for the third quarter of fiscal year 2007 increased 8.3% from the third quarter of fiscal year 2006. The increase was driven by solid growth in sales of Scientific Instruments products for industrial applications. Demand was strong within Europe, Asia Pacific and Latin America, and while still soft, North America showed sequential improvement. Revenues were $227.1 million in the third quarter of fiscal year 2007, compared to $209.7 million in the third quarter of fiscal year 2006.

Non-GAAP (adjusted) net earnings for the third quarter of fiscal year 2007 increased 7.1% to $19.0 million, or $0.61 diluted earnings per share, compared to $17.7 million, or $0.57 diluted earnings per share, in the third quarter of fiscal year 2006. On a GAAP basis, net earnings in the third quarter of fiscal year 2007 were $14.6 million, or $0.47 diluted earnings per share, compared to $14.5 million, or $0.46 diluted earnings per share, in the third quarter of fiscal year 2006.

Adjusted operating earnings increased 15.5% to $27.5 million in the third quarter of fiscal year 2007, compared to $23.8 million in the third quarter last year. Adjusted operating profit margin was 12.1% in the third quarter of fiscal year 2007, compared to 11.4% in the prior-year quarter. The improvements in adjusted operating earnings and adjusted operating profit margin were primarily the result of efficiency improvements and sales volume leverage favorably impacting SG&A expense in the Scientific Instruments segment. On a GAAP basis, operating earnings were $20.7 million and operating profit margin was 9.1% in the third quarter of fiscal year 2007, compared to $18.9 million and 9.0%, respectively, in the same quarter a year ago.

Adjusted income tax expense was $9.7 million (a 33.9% effective tax rate) in the third quarter of fiscal year 2007, compared to $6.4 million (a 26.6% effective tax rate) in the third quarter of fiscal year 2006. The lower effective tax rate in the prior-year quarter reflects the positive outcome of tax uncertainties during that period. On a GAAP basis, income tax expense was $7.3 million (a 33.4% effective tax rate) in the third quarter of fiscal year 2007, compared to $4.7 million (a 24.6% effective tax rate) in the same quarter a year ago.

“Our results show that our strategy is working – revenue growth continued and operating margins expanded,” said Garry W. Rogerson, President and Chief Executive Officer. “With the great products we have and sound global demand, we are in a position to deliver a strong finish to another record year.”

For a complete reconciliation of non-GAAP (adjusted) financial information used in this press release to the most directly comparable GAAP financial information, please refer to the attached Reconciliations of GAAP to Adjusted Results, Actual and Projected.

Results by Segment

Scientific Instruments revenues for the third quarter of fiscal year 2007 were $187.0 million, representing an increase of 9.8% over revenues of $170.3 million in the third quarter of the prior fiscal year. Adjusted operating profit margin was 12.2% in the third quarter of fiscal year 2007, compared to 10.9% in the prior-year quarter. On a GAAP basis, operating profit margin was 9.3% in the third quarter of fiscal year 2007, compared to 8.6% in the same quarter a year ago.

Vacuum Technologies revenues increased 1.7% to $40.1 million in the third quarter of fiscal year 2007, compared to $39.5 million in the third quarter of fiscal year 2006. Adjusted operating profit margin was 19.8% in the third quarter of fiscal year 2007, compared to exceptionally high margins of 22.3% in the prior-year quarter. On a GAAP basis, operating profit margin was 19.5% in the third quarter of fiscal year 2007, compared to 21.6% in the prior-year quarter.

For the combined segments, adjusted operating profit margin before unallocated corporate costs was 13.5% in the third quarter of fiscal year 2007, compared to 13.1% in the prior-year quarter. On a GAAP basis, operating profit margin before unallocated corporate costs was 11.1% in the third quarter of both fiscal years 2007 and 2006.

Outlook

Varian, Inc. increased its guidance for fiscal year 2007. Adjusted diluted earnings per share are now expected to be $2.44 to $2.52 for fiscal year 2007, compared to prior guidance of $2.40 to $2.50. On a GAAP basis, diluted earnings per share are expected to be $1.92 to $2.03 for fiscal year 2007, compared to prior guidance of $1.88 to $2.01.

The company’s GAAP diluted earnings per share for the full fiscal year 2007 are expected to include the following items:

— Share-based compensation expense of approximately $0.20 to $0.21,

— Acquisition-related intangible amortization of approximately $0.17,

— Amortization of approximately $0.03 related to inventory written up in connection with the acquisition of IonSpec Corporation in fiscal year 2006, and

— Restructuring and other related costs of approximately $0.09 to $0.11.

Varian, Inc. will be holding a conference call later today, July 25, 2007, at 2:00 p.m. Pacific time. The call may be heard via the Internet by going to www.varianinc.com, clicking on the Investors link at the top of the right side of the page, and then clicking on the Live Webcast link.

Non-GAAP (Adjusted) Financial Measures

This press release includes non-GAAP (adjusted) financial measures for cost of sales, selling, general and administrative expenses, research and development expenses, purchased in-process research and development, operating earnings, operating profit margins, income tax expense, net earnings and diluted earnings per share. These non-GAAP financial measures exclude share-based compensation expense, acquisition-related intangible and inventory write-up amortization, in-process research and development charges and restructuring and other related costs. Reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliations of GAAP to Adjusted Results attached to this press release. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations.

We believe that excluding acquisition-related intangible and inventory write-up amortization and in-process research and development charges provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends. In addition, investors have indicated to us that they analyze the benefits of acquisitions based on the cash return on the investment made, and thus consider financial measures excluding acquisition-related intangible and inventory write-up amortization and in-process research and development charges as important, useful information.

We similarly believe that excluding share-based compensation expense and restructuring and other related costs (principally related to facility closures and employee terminations to improve operational efficiency) provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods. Investors have indicated that they consider financial measures of our results of operations excluding share-based compensation expense and restructuring and other related costs as important supplemental information useful to their understanding of our historical results and estimating of our future results.

We also believe that, in excluding share-based compensation expense, acquisition-related intangible and inventory write-up amortization, in-process research and development charges and restructuring and other related costs, our non-GAAP financial measures provide investors with transparency into what is used by management to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods, to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Caution Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current expectations, are not guarantees of future performance, and involve certain risks and uncertainties that could cause the company’s actual results to differ materially from management’s current expectations and the forward-looking statements made in this press release. Those risks and uncertainties include, but are not limited to, the following: whether we will succeed in new product development, commercialization, performance and acceptance; whether we can achieve continued growth in sales for industrial applications and/or renewed growth in sales for life science applications; whether we can achieve continued sales growth in Europe and Asia Pacific and/or renewed growth in sales in the U.S.; risks arising from the timing of shipments, installations and the recognition of revenue on certain magnetic resonance (MR) products, including nuclear magnetic resonance (NMR), MR imaging and fourier-transform mass spectrometer (FTMS) systems and superconducting magnets; the impact of shifting product mix on profit margins; competitive products and pricing; economic conditions in the company’s product and geographic markets; whether we will see continued and timely delivery of key raw materials and components by suppliers; foreign currency fluctuations that could adversely impact revenue growth and earnings; whether we will see sustained or improved market investment in capital equipment; whether we will see reduced demand from customers that operate in cyclical industries; the impact of any delay or reduction in government funding for research; our ability to successfully evaluate, negotiate and integrate acquisitions; the actual costs, timing and benefits of restructuring and other efficiency improvement activities; the timing and amount of discrete tax events; the timing and amount of share-based compensation; and other risks detailed from time to time in the company’s filings with the Securities and Exchange Commission. We disclaim any intent or obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise.

About Varian, Inc.

Varian, Inc. is a leading worldwide supplier of scientific instruments and vacuum technologies for life science and industrial applications. The company provides complete solutions, including instruments, vacuum components, laboratory consumable supplies, software, training and support through its global distribution and support systems. Varian, Inc. employs approximately 3,800 people and operates manufacturing facilities in 13 locations in North America, Europe and Asia Pacific. Varian, Inc. had fiscal year 2006 sales of $835 million, and its common stock is traded on the NASDAQ Global Select Market under the symbol, “VARI.” Further information is available on the company’s Web site: www.varianinc.com.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

Third Quarter FY 2007 and Third Quarter FY 2006

	Fiscal Quarter Ended
	June 29, 2007		June 30, 2006
Sales	$227,095		$209,745
Cost of sales	125,176	(1)	115,193	(7)

Gross profit	101,919		94,552

Operating expenses
Selling, general and administrative	64,366	(2)	60,122	(8)
Research and development	16,879	(3)	15,496	(9)

Total operating expenses	81,245		75,618

Operating earnings	20,674	(4)	18,934	(10)
Interest income (expense)
Interest income	1,622		827
Interest expense	(454)		(534)

Total interest income, net	1,168		293

Earnings before income taxes	21,842		19,227
Income tax expense	7,291	(5)	4,736	(11)

Net earnings	$14,551	(6)	$14,491	(12)

Net earnings per diluted share	$0.47	(6)	$0.46	(12)

Diluted shares outstanding	30,983		31,315

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$123,075 on an adjusted basis excluding $1,306 in acquisition-related intangible amortization, $700 in restructuring and other related costs and $95 in share-based compensation expense.
(2)	$60,033 on an adjusted basis excluding $506 in acquisition-related intangible amortization, $1,919 in restructuring and other related costs and $1,908 in share-based compensation expense.
(3)	$16,466 on an adjusted basis excluding $287 in restructuring and other related costs and $126 in share-based compensation expense.
(4)	$27,521 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$9,721 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$18,968 and $0.61 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$112,953 on an adjusted basis excluding $1,555 in acquisition-related intangible amortization, $584 in acquisition-related inventory write-up amortization and $101 in share-based compensation expense.
(8)	$57,601 on an adjusted basis excluding $866 in acquisition-related intangible amortization, $88 in restructuring and other related costs, and $1,567 in share-based compensation expense.
(9)	$15,354 on an adjusted basis excluding $142 in share-based compensation expense.
(10)	$23,837 on an adjusted basis excluding the adjustments described in items (7) – (9) above.
(11)	$6,419 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) above.
(12)	$17,711 and $0.57 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (9) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

First Nine Months FY 2007 and First Nine Months FY 2006

	Nine Months Ended
	June 29, 2007		June 30, 2006
Sales	$674,963		$615,108
Cost of sales	367,850	(1)	341,685	(7)

Gross profit	307,113		273,423

Operating expenses
Selling, general and administrative	190,822	(2)	178,045	(8)
Research and development	48,592	(3)	44,118	(9)
Purchased in-process research and development	—		756	(10)

Total operating expenses	239,414		222,919

Operating earnings	67,699	(4)	50,504	(11)
Interest income (expense)
Interest income	4,259		2,802
Interest expense	(1,444)		(1,575)

Total interest income, net	2,815		1,227

Earnings before income taxes	70,514		51,731
Income tax expense	24,326	(5)	16,339	(12)

Net earnings	$46,188	(6)	$35,392	(13)

Net earnings per diluted share	$1.49	(6)	$1.12	(13)

Diluted shares outstanding	31,028		31,494

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$362,450 on an adjusted basis excluding $3,931 in acquisition-related intangible amortization, $455 in acquisition-related inventory write-up amortization, $700 in restructuring and other related costs and $314 in share-based compensation expense.
(2)	$179,493 on an adjusted basis excluding $2,082 in acquisition-related intangible amortization, $2,098 in restructuring and other related costs and $7,149 in share-based compensation expense.
(3)	$47,925 on an adjusted basis excluding $287 in restructuring and other related costs and $380 in share-based compensation expense.
(4)	$85,095 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$30,506 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$57,404 and $1.85 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$333,847 on an adjusted basis excluding $3,641 in acquisition-related intangible amortization, $3,898 in acquisition-related inventory write-up amortization and $299 in share-based compensation expense.
(8)	$169,846 on an adjusted basis excluding $2,416 in acquisition-related intangible amortization, $253 in restructuring and other related costs and $5,530 in share-based compensation expense.
(9)	$43,715 on an adjusted basis excluding $403 in share-based compensation expense.
(10)	$0 on an adjusted basis excluding $756 related to an acquisition-related in-process research and development charge.
(11)	$67,700 on an adjusted basis excluding the adjustments described in items (7) – (10) above.
(12)	$22,097 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) above.
(13)	$46,830 and $1.49 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (9) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except par value amounts)

	June 29, 2007	September 29, 2006
ASSETS

Current assets
Cash and cash equivalents	$171,340	$154,155
Accounts receivable, net	180,578	177,037
Inventories	147,649	133,662
Deferred taxes	33,700	33,235
Prepaid expenses and other current assets	17,119	15,728

Total current assets	550,386	513,817

Property, plant and equipment, net	107,988	112,528
Goodwill	190,739	181,563
Intangible assets, net	33,200	39,143
Other assets	16,952	14,543

Total assets	$899,265	$861,594

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Current portion of long-term debt	$6,250	$2,500
Accounts payable	68,909	73,138
Deferred profit	10,504	13,796
Accrued liabilities	173,835	169,063

Total current liabilities	259,498	258,497

Long-term debt	18,750	25,000
Deferred taxes	3,622	3,721
Other liabilities	21,108	22,336

Total liabilities	302,978	309,554

Stockholders’ equity
Preferred stock—par value $0.01, authorized—1,000 shares; issued—none	—	—
Common stock—par value $0.01, authorized—99,000 shares; issued and outstanding—30,472 shares at June 29, 2007 and 30,870 shares at September 29, 2006	346,247	319,090
Retained earnings	195,832	204,182
Accumulated other comprehensive income	54,208	28,768

Total stockholders’ equity	596,287	552,040

Total liabilities and stockholders’ equity	$899,265	$861,594

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

	Fiscal Quarter Ended		Nine Months Ended
	June 29, 2007	June 30, 2006	June 29, 2007	June 30, 2006
Cash flows from operating activities
Net earnings	$14,551	$14,491	$46,188	$35,392
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	7,091	7,419	21,163	19,807
Loss (gain) on disposition of property, plant and equipment	11	(157)	(196)	101
Purchased in-process research and development	—	—	—	756
Share-based compensation expense	2,176	1,810	7,890	6,232
Tax benefit from share-based plans	1,890	2,701	7,958	5,943
Excess tax benefit from share-based plans	(1,323)	(2,455)	(7,070)	(5,640)
Deferred taxes	(1,223)	(3,189)	(2,690)	(4,086)
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	915	(5,154)	2,245	(2,245)
Inventories	(2,699)	(2,173)	(9,703)	(17,110)
Prepaid expenses and other current assets	(436)	1,432	(436)	5,265
Other assets	(137)	(25)	(212)	123
Accounts payable	(2,725)	(8,766)	(6,488)	(93)
Deferred profit	(2,814)	(793)	(3,269)	(263)
Accrued liabilities	8,273	1,827	272	(10,814)
Other liabilities	1,348	1,145	3,613	890

Net cash provided by operating activities	24,898	8,113	59,265	34,258

Cash flows from investing activities
Proceeds from sale of property, plant and equipment	39	16	3,193	650
Purchase of property, plant and equipment	(4,909)	(8,002)	(10,879)	(15,926)
Purchase of businesses, net of cash acquired	(285)	(1,386)	(5,066)	(69,915)

Net cash used in investing activities	(5,155)	(9,372)	(12,752)	(85,191)

Cash flows from financing activities
Repayments of debt	(1,250)	(1,250)	(2,500)	(2,500)
Repurchase of common stock	(17,627)	(10,973)	(69,582)	(49,133)
Issuance of common stock	6,539	11,769	26,748	27,332
Excess tax benefit from share-based plans	1,323	2,455	7,070	5,640
Transfers to Varian Medical Systems, Inc.	(33)	(270)	(381)	(506)

Net cash (used in) provided by financing activities	(11,048)	1,731	(38,645)	(19,167)

Effects of exchange rate changes on cash and cash equivalents	2,343	7,801	9,317	6,321

Net increase (decrease) in cash and cash equivalents	11,038	8,273	17,185	(63,779)
Cash and cash equivalents at beginning of period	160,302	116,442	154,155	188,494

Cash and cash equivalents at end of period	$171,340	$124,715	$171,340	$124,715

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands)

Third Quarter FY 2007 and Third Quarter FY 2006

and

First Nine Months FY 2007 and First Nine Months FY 2006

	Fiscal Quarter Ended		Nine Months Ended
	June 29, 2007	June 30, 2006	June 29, 2007	June 30, 2006
TOTAL COMPANY
Cost of Sales
U.S. GAAP as reported	$125,176	$115,193	$367,850	$341,685
Adjustments:
Share-based compensation expense	(95)	(101)	(314)	(299)
Acquisition-related intangible amortization	(1,306)	(1,555)	(3,931)	(3,641)
Acquisition-related inventory write-up amortization	—	(584)	(455)	(3,898)
Restructuring and other related costs	(700)	—	(700)	—

As adjusted	$123,075	$112,953	$362,450	$333,847

Selling, General and Administrative
U.S. GAAP as reported	$64,366	$60,122	$190,822	$178,045
Adjustments:
Share-based compensation expense	(1,908)	(1,567)	(7,149)	(5,530)
Acquisition-related intangible amortization	(506)	(866)	(2,082)	(2,416)
Restructuring and other related costs	(1,919)	(88)	(2,098)	(253)

As adjusted	$60,033	$57,601	$179,493	$169,846

Research and Development
U.S. GAAP as reported	$16,879	$15,496	$48,592	$44,118
Adjustments:
Share-based compensation expense	(126)	(142)	(380)	(403)
Restructuring and other related costs	(287)	—	(287)	—

As adjusted	$16,466	$15,354	$47,925	$43,715

Purchased In-Process Research and Development
U.S. GAAP as reported	$—	$—	$—	$756
Adjustments:
Acquisition-related in-process research and development charges	—	—	—	(756)

As adjusted	$—	$—	$—	$—

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Third Quarter FY 2007 and Third Quarter FY 2006

and

First Nine Months FY 2007 and First Nine Months FY 2006

	Fiscal Quarter Ended		Nine Months Ended
	June 29, 2007	June 30, 2006	June 29, 2007	June 30, 2006
TOTAL COMPANY (Continued)
Operating Earnings
U.S. GAAP as reported	$20,674	$18,934	$67,699	$50,504
Adjustments:
Share-based compensation expense	2,129	1,810	7,843	6,232
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,812	2,421	6,013	6,057
Acquisition-related inventory write-up amortization	—	584	455	3,898
Restructuring and other related costs	2,906	88	3,085	253

As adjusted	$27,521	$23,837	$85,095	$67,700

Operating Margins
U.S. GAAP as reported	9.1%	9.0%	10.0%	8.2%
Adjustments:
Share-based compensation expense	0.9	0.9	1.2	1.0
Acquisition-related in-process research and development charges	—	—	—	0.1
Acquisition-related intangible amortization	0.8	1.2	0.8	1.1
Acquisition-related inventory write-up amortization	—	0.3	0.1	0.6
Restructuring and other related costs	1.3	—	0.5	—

As adjusted	12.1%	11.4%	12.6%	11.0%

Income Tax Expense
U.S. GAAP as reported	$7,291	$4,736	$24,326	$16,339
Tax impact of adjustments:
Share-based compensation expense	777	661	2,863	2,233
Acquisition-related intangible amortization	635	800	2,088	2,092
Acquisition-related inventory write-up amortization	—	193	158	1,346
Restructuring and other related costs	1,018	29	1,071	87

As adjusted	$9,721	$6,419	$30,506	$22,097

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except per share data)

Third Quarter FY 2007 and Third Quarter FY 2006

and

First Nine Months FY 2007 and First Nine Months FY 2006

	Fiscal Quarter Ended		Nine Months Ended
	June 29, 2007	June 30, 2006	June 29, 2007	June 30, 2006
TOTAL COMPANY (Continued)
Net Earnings
U.S. GAAP as reported	$14,551	$14,491	$46,188	$35,392
Adjustments:
Share-based compensation expense	1,352	1,149	4,980	3,999
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,177	1,621	3,925	3,965
Acquisition-related inventory write-up amortization	—	391	297	2,552
Restructuring and other related costs	1,888	59	2,014	166

As adjusted	$18,968	$17,711	$57,404	$46,830

Diluted Earnings Per Share
U.S. GAAP as reported	$0.47	$0.46	$1.49	$1.12
Adjustments:
Share-based compensation expense	0.04	0.04	0.16	0.13
Acquisition-related in-process research and development charges	—	—	—	0.02
Acquisition-related intangible amortization	0.04	0.06	0.13	0.13
Acquisition-related inventory write-up amortization	—	0.01	0.01	0.08
Restructuring and other related costs	0.06	—	0.06	0.01

As adjusted	$0.61	$0.57	$1.85	$1.49

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Third Quarter FY 2007 and Third Quarter FY 2006

and

First Nine Months FY 2007 and First Nine Months FY 2006

	Fiscal Quarter Ended		Nine Months Ended
	June 29, 2007	June 30, 2006	June 29, 2007	June 30, 2006
TOTAL COMPANY EXCLUDING GENERAL (UNALLOCATED) CORPORATE COSTS
Operating Earnings
U.S. GAAP as reported	$25,244	$23,258	$81,915	$63,226
Adjustments:
Share-based compensation expense	807	1,014	3,539	3,358
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,812	2,421	6,013	6,057
Acquisition-related inventory write-up amortization	—	584	455	3,898
Restructuring and other related costs	2,906	100	3,085	265

As adjusted	$30,769	$27,377	$95,007	$77,560

Operating Margins
U.S. GAAP as reported	11.1%	11.1%	12.1%	10.3%
Adjustments:
Share-based compensation expense	0.4	0.5	0.5	0.5
Acquisition-related in-process research and development charges	—	—	—	0.1
Acquisition-related intangible amortization	0.7	1.2	0.9	1.1
Acquisition-related inventory write-up amortization	—	0.3	0.1	0.6
Restructuring and other related costs	1.3	—	0.5	—

As adjusted	13.5%	13.1%	14.1%	12.6%

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Third Quarter FY 2007 and Third Quarter FY 2006

and

First Nine Months FY 2007 and First Nine Months FY 2006

	Fiscal Quarter Ended		Nine Months Ended
	June 29, 2007	June 30, 2006	June 29, 2007	June 30, 2006
SCIENTIFIC INSTRUMENTS SEGMENT
Operating Earnings
U.S. GAAP as reported	$17,406	$14,725	$58,062	$41,390
Adjustments:
Share-based compensation expense	692	759	2,562	2,557
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,812	2,421	6,013	6,057
Acquisition-related inventory write-up amortization	—	584	455	3,898
Restructuring and other related costs	2,906	100	3,085	265

As adjusted	$22,816	$18,589	$70,177	$54,923

Operating Margins
U.S. GAAP as reported	9.3%	8.6%	10.5%	8.2%
Adjustments:
Share-based compensation expense	0.4	0.4	0.5	0.5
Acquisition-related in-process research and development charges	—	—	—	0.2
Acquisition-related intangible amortization	0.9	1.5	1.0	1.1
Acquisition-related inventory write-up amortization	—	0.3	0.1	0.8
Restructuring and other related costs	1.6	0.1	0.6	0.1

As adjusted	12.2%	10.9%	12.7%	10.9%

VACUUM TECHNOLOGIES SEGMENT
Operating Earnings
U.S. GAAP as reported	$7,838	$8,533	$23,853	$21,836
Adjustments:
Share-based compensation expense	115	255	977	801

As adjusted	$7,953	$8,788	$24,830	$22,637

Operating Margins
U.S. GAAP as reported	19.5%	21.6%	19.7%	19.5%
Adjustments:
Share-based compensation expense	0.3	0.7	0.9	0.7

As adjusted	19.8%	22.3%	20.6%	20.2%

GENERAL (UNALLOCATED) CORPORATE
Operating Earnings
U.S. GAAP as reported	$(4,570)	$(4,324)	$(14,216)	$(12,722)
Adjustments:
Share-based compensation expense	1,322	796	4,304	2,874
Restructuring and other related costs	—	(12)	—	(12)

As adjusted	$(3,248)	$(3,540)	$(9,912)	$(9,860)

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - PROJECTED

RESULTS OF OPERATIONS

Fiscal Year Ending September 28, 2007

Range of Projected Results
TOTAL COMPANY
Projected Diluted Earnings Per Share
Projected U.S. GAAP	$1.92 - $2.03
Adjustments:
Projected share-based compensation expense	$0.20 - $0.21
Projected acquisition-related intangible amortization	$0.17
Projected acquisition-related inventory write-up amortization	$0.03
Projected restructuring and other related costs	$0.09 - $0.11

Projected as adjusted	$2.44 - $2.52